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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 1998

                          Century Communications Corp.
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             (Exact name of registrant as specified in its charter)

                                     0-16899
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                            (Commission File Number)

             New Jersey                                 06-1158179
   --------------------------------          --------------------------------
       (State other jurisdiction                     (I.R.S. Employer
   of incorporation or organization)              Identification Number)

          50 Locust Avenue
        New Canaan, Connecticut                           06840
   --------------------------------          --------------------------------
         (Address of principal                          (Zip Code)
          executive offices)

Registrant's telephone number, including area code (203) 972-2000

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          (Former name or former address, if changed since last report)

                                Page 1 of 6 Pages
                             Exhibit Index on Page 4



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Item  5. Other Events

      Century Communications Corp. (the "Company") issued a press release on July 2, 1998 regarding an Agreement and Plan of Merger dated as of July 2, 1998 (the "Agreement") entered into by Centennial Cellular Corp., a Delaware corporation ("Centennial"), of which the Company owns approximately 33% and controls approximately 74% of the voting power of the common shares, and CCW Acquisition Corp. ("CCW"), a newly formed company formed at the direction of Welsh, Carson, Anderson & Stowe VIII, L.P. The Agreement provides for the merger of Centennial with CCW, with Centennial as the surviving corporation. The Company has entered into an agreement pursuant to which it has agreed to vote its shares of Centennial in favor of the merger.

Item  7. Financial Statements and Exhibits

(c)   Exhibits.

      The following exhibit is filed as part of this Current Report on Form 8-K:

99.1 Press release of the Company dated July 2, 1998.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CENTURY COMMUNICATIONS CORP.


                               By: /s/ Scott N. Schneider
                                  -----------------------
                               Name:  Scott N. Schneider
                               Title: Chief Financial Officer, Senior
                                      Vice President and Treasurer

Date: July 16, 1998


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                                  EXHIBIT INDEX

Exhibit                                                             Page
No.         Description                                              No.
-------     -----------                                             ----

99.1        Press release of the Company dated July 2, 1998.


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